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                                                                   Exhibit 10.51

                           LEASE TERMINATION AGREEMENT

         This LEASE TERMINATION AGREEMENT ("Agreement") is made and entered into this 31st day of December, 2001, pertains to that certain Sublease Agreement (the "Sublease") dated August 2, 1999, by and between W.R. Grace & Co.-Conn., a Connecticut corporation ("Grace"), and DALEEN TECHNOLOGIES, INC., a Delaware corporation ("Daleen") having an address of 1750 Clint Moore Road, Boca Raton, Florida 33487, and is entered into between Daleen and RODNEY K. LONGMAN ("Landlord") having an address of 457 Royal Palm Way, Boca Raton, Florida 33487.

                                   WITNESSETH:

         WHEREAS, ADT Title Holding Company I ("ADT") and Grace, entered into that certain Lease Agreement dated June 1, 1998 (the "Prime Lease");

         WHEREAS, Daleen and Grace entered into the Sublease for the premises located at 1750 Clint Moore Road, Boca Raton, Florida 33487 (the "Premises");

         WHEREAS, Granite Properties, Inc., a California corporation ("Granite") having an address at 8700 Auburn-Folsom Road, Suite 600, Granite Bay, California 95746 (predecessor in interest to Landlord and successor in interest to ADT), Grace and Daleen executed that certain Consent to Sublease ("Consent to Sublease") dated August 2,1999;

         WHEREAS, Granite assigned its interest in the Premises to Longman pursuant to that certain Special Warranty Deed dated December 14, 1999 and recorded in Official Records Book 11511, Page 1780 in the Public Records of Palm Beach County Florida.

         WHEREAS, Daleen, Landlord, and Grace entered into that certain Agreement and Consent Regarding Subtenant Alterations and Improvements ("Alterations Agreement") dated October 11, 1999;

         WHEREAS, Landlord and Daleen entered into that certain Acknowledgment Agreement ("Acknowledgment Agreement") dated June 1, 2001;

         WHEREAS, both Landlord, as the owner of the Premises, and Daleen, as the tenant, acknowledge that they are bound by the terms of the Prime Lease, Sublease, Consent to Sublease, Alterations Agreement, and Acknowledgment Agreement; and

         WHEREAS, Landlord and Daleen have agreed to terminate the Prime Lease, Sublease, and Alterations Agreement upon the terms and conditions hereinafter set forth to facilitate the direct lease of the Premises to Eclipsys Solutions Corp., a Delaware corporation, d/b/a Eclipsys Corporation, ("Eclipsys"), 777 E. Atlantic Ave., Suite 200, Delray Beach, Florida 33483.

         NOW, THEREFORE, for and in consideration of the covenants and conditions set forth herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Landlord and Daleen do hereby agree as follows:



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         1. TERMINATION. Subject to the terms and conditions contained herein,
Landlord and Daleen hereby terminate the Prime Lease, Sublease and Alterations Agreement effective as of the date hereof.

         2. TERMINATION FEE. In consideration for Landlord's termination of the Prime Lease, Sublease and Alterations Agreement, upon execution of this Agreement Daleen (i) agrees to pay to Landlord, the sum of Fifty Thousand Dollars ($50,000.00); (ii) agrees to pay to Eclipsys the sum of Six Hundred Fifty Thousand Dollars ($650,000.00); (iii) hereby transfers ownership of the furniture and fixtures listed on Exhibit A hereto to Landlord. The parties acknowledge that Eclipsys has agreed to pay to Landlord and Landlord hereby acknowledges receipt in full of $150,000.00.

         3. SECURITY DEPOSIT. Landlord and Daleen hereby transfer any interest in the security deposit of Sixty-One Thousand Thirty-One Dollars and 25/100 ($61,031.25) being held by Grace to Eclipsys, and Daleen will assist Eclipsys in obtaining such security deposit. Daleen acknowledges that Landlord has no obligation with respect to any security deposit held by Grace.

         4. POSSESSION OF PREMISES AND FURNITURE. Daleen agrees to vacate the Premises on or before January 31, 2002, and Landlord acknowledges and agrees that (i) Daleen retains title to and will remove all personal property and furniture, including without limitation that personal property and furniture listed on Exhibit B hereto, and (ii) Daleen is transferring to Eclipsys the personal property and furniture listed on Exhibit "C" hereto, which will not be removed from the Premises by Daleen. Daleen shall repair, at its sole cost and expense, all damage to the Premises caused solely by the removal of personal property and furniture.

         5. REMOVAL OF SIGNAGE. Daleen agrees to remove its name and any signs from the building in cooperation with Eclipsys. Any damage to the building, resulting solely from the removal of the foregoing signs, shall be Daleen's responsibility, and Daleen shall promptly repair and restore the building in cooperation with Eclipsys.

         6. TAXES, ASSESSMENTS AND IMPOSITIONS. Daleen represents and warrants that all Impositions, as that term is defined in Section 5.01 of the Prime Lease, have been paid for the year 2001. Daleen agrees to pay all such Impositions through the month of January 2002. Notwithstanding the foregoing, Landlord hereby accepts in full payment of all taxes and assessments payable by Daleen under the Prime Lease the sum of Eleven Thousand Six Hundred Ninety Nine Dollars and sixty-six cents ($11,699.66).

         7. COMPLIANCE WITH LEGAL REQUIREMENTS. Daleen represents and warrants that, as of this date, it has complied with all Legal Requirements, as that term is defined in Section 13.01 of the Prime Lease, which are applicable to the Premises and agrees to comply with all such Legal Requirements through the month of January 2002.

         8. RELEASE OF LANDLORD. Daleen hereby releases and discharges Landlord from all further obligations and liabilities under the Prime Lease, Sublease and Alterations Agreement; provided, however, that any obligations and liabilities of Landlord which have accrued but have not yet been fully satisfied as of the date hereof shall survive the termination of the Prime Lease,




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Sublease and Alterations Agreement and the obligations and the liabilities of
Landlord under the Prime Lease and Sublease associated with the continued occupation of the Premises by Daleen through January 31, 2002, shall survive the termination through such date.

         9. RELEASE OF DALEEN. Landlord hereby releases Daleen from all obligations and liabilities under the Prime Lease, Sublease and Alterations Agreement for periods after the date hereof, provided, however, that the obligations and liabilities of Daleen under the Prime Lease and Sublease associated with the continued occupation of the Premises by Daleen through January 31, 2002, shall survive the termination through such date, including the obligations to pay January rent and ordinary monthly expenses (i.e. utilities) and certain Impositions as set forth in Section 6 above.

         10. BENEFIT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal successors and assigns.

         IN WITNESS WHEREOF, Landlord and Daleen have executed this Agreement the day and year first above written.

                                       LANDLORD:

                                       RODNEY K. LONGMAN



                                       /s/ Russell M. Thompson
                                       -----------------------------------------
                                       Russell M. Thompson,
                                       with Power of Attorney


                                       DALEEN:

                                       DALEEN TECHNOLOGIES, INC.,
                                       a Delaware corporation



                                       By: /s/ Phillip Davis
                                           -------------------------------------
                                       Name:  Phillip Davis
                                       Title: Vice President

                                              [CORPORATE SEAL]






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